UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2006

AutoNation, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

110 SE 6th Street, Ft. Lauderdale, Florida		33301
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(954) 769-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On May 10, 2006, Rick L. Burdick, a member of the Board of Directors of AutoNation, Inc. (the "Company"), entered into a Rule 10b5-1 Sales Plan (the "Plan") pursuant to which director stock options to purchase 42,157 shares of the Company's common stock held by Mr. Burdick will be exercised and the common stock acquired upon such exercise will be sold, in each case subject to the Company's common stock trading at a specified minimum price and subject to other terms and conditions set forth in the Plan. The Plan complies with the Company's insider trading policy and is intended to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended.

The Plan expires on May 1, 2007 unless terminated earlier under certain conditions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AutoNation, Inc.

May 12, 2006	By:	/s/ Jonathan P. Ferrando

Name: Jonathan P. Ferrando
Title: Executive Vice President, General Counsel and Secretary